UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2025

Agriculture & Natural Solutions Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41861	98-1591619
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

712 Fifth Avenue, 36th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 993-0076

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	ANSCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ANSC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ANSCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 25, 2025, Agriculture & Natural Solutions Acquisition Corporation, a Cayman Islands exempted company (“ANSC” or the “Company”), convened an annual general meeting of the Company (the “Meeting”). At the Meeting, ANSC’s shareholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement (the “Proxy Statement”) filed by ANSC with the U.S. Securities and Exchange Commission on June 3, 2025.

There were 34,500,000 Class A ordinary shares and 8,625,000 Class B ordinary shares issued and outstanding at the close of business on May 30, 2025, the record date (the “Record Date”) for the Meeting. At the Meeting, there were 37,658,588 ordinary shares present in person (virtually) or by proxy (which includes presence at the Meeting), representing approximately 87.32% of the voting power of ANSC’s total outstanding ordinary shares entitled to vote at the Meeting. Each shareholder was entitled to one vote for each ordinary share held as of the Record Date, except that, with respect to the Director Proposal, only holders of the Company’s Class B ordinary shares were entitled to vote.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 – The Director Proposal

The re-election of Jeffrey H. Tepper and Robert (Bert) Glover as Class I directors to the board of directors of the Company for a full term of three years or until such director’s successor is elected and qualified was approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
8,625,000	0	0

Proposal No. 2 – The Auditor Proposal

The ratification of the appointment by the Company’s audit committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was approved on a non-binding, advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,648,928	0	9,660	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agriculture & Natural Solutions Acquisition Corporation

Date: June 25, 2025	By:	/s/ Thomas Smith
	Name:	Thomas Smith
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary